UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2017

Nuvectra Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37525	30-0513847
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5830 Granite Parkway, Suite 1100,

Plano, Texas 75024

(Address of principal executive offices, including zip code)

(214) 474-3103

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Effective August 31, 2017, Nuvectra Corporation (“Nuvectra”) entered into an Amended and Restated Development Agreement (the “Agreement”) with Aleva Neurotherapeutics, S.A., a Swiss share company (“Aleva”) which amends and restates the terms of the Development Agreement between Aleva and Nuvectra, dated January 29, 2016. Under the terms of the Agreement, Aleva and Nuvectra agree to collaborate on the development of a deep brain stimulation product that may be used to treat parkinson’s disease, essential tremor, heroin addiction or rheumatoid arthritis. Aleva will pay Nuvectra monthly for all services it provides on a time and material basis, as invoiced by Nuvectra. Each of Aleva and Nuvectra will maintain sole ownership of its previously developed background intellectual property and will jointly own any intellectual property jointly developed by Aleva and Nuvectra in connection with the Agreement. The Agreement also contains standard representations and warranties and confidentiality provisions. The Agreement may be terminated by either party within 30 days in the event of a material breach by a party or within 10 days in the event of bankruptcy or insolvency of either party. In addition, if Aleva is unable to obtain sufficient financing on or around September 30, unless otherwise extended by mutual agreement, Nuvectra has the right to terminate the Agreement effective immediately.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amendment to the Development Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated Development Agreement, dated August 31, 2017, between Nuvectra Corporation and Aleva Neurotherapeutics SA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 5, 2017	NUVECTRA CORPORATION

By: /s/ Walter Z. Berger
Name: Walter Z. Berger
Title: Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Development Agreement, dated August 31, 2017, between Nuvectra Corporation and Aleva Neurotherapeutics SA.